Lehman Brothers Municipal Money Fund







INVESTOR CLASS SHARES







PROSPECTUS March 1, 2006










LEHMAN BROTHERS ASSET MANAGEMENT

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

CONTENTS
       INVESTOR CLASS SHARES

       Lehman Brothers Municipal Money Fund.................


       YOUR INVESTMENT

       Eligible Accounts....................................
       Maintaining Your Account.............................
       Market Timing Policy.................................
       Portfolio Holdings Policy............................
       Buying Shares........................................
       Selling Shares.......................................
       Share Prices.........................................
       Distributions and Taxes..............................
       Fund Structure.......................................

THIS FUND:

o is designed for investors seeking capital preservation, liquidity and income
o      is designed for investors seeking income exempt from federal income tax
o offers you the opportunity to participate in financial markets through a professionally managed money market portfolio
o      is a money market sweep fund for certain eligible accounts
o is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency
o carries certain risks. This prospectus discusses principal risks of investing in fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)






(C)2006 Lehman Brothers  Asset Management LLC.  All rights reserved.

LEHMAN BROTHERS MUNICIPAL MONEY FUND                        TICKER SYMBOL: NBTXX
(FORMERLY, NEUBERGER BERMAN MUNICIPAL MONEY FUND)

GOAL & STRATEGY

THE FUND SEEKS THE HIGHEST AVAILABLE CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX THAT IS CONSISTENT WITH SAFETY AND LIQUIDITY.

To pursue this goal, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in high-quality, short-term municipal securities from issuers around the country. The Fund seeks to maintain a stable $1.00 share price. The Fund's dividends are generally exempt from federal income tax, but may be a tax preference item for purposes of the federal alternative minimum tax. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live. The Fund seeks to reduce credit risk by diversifying among many municipal issuers around the country.

The investment managers monitor a range of economic, financial and political factors in order to weigh the yields of various types and maturities of municipal securities against their levels of interest rate and credit risk.

Based on their analysis, the managers invest the Fund's assets in a mix of municipal securities that is intended to provide as high a tax-exempt yield as possible without violating the Fund's credit quality policies or jeopardizing the stability of its share price.

The Fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets plus any borrowings for investment purposes in high-quality, short-term municipal securities without providing shareholders at least 60 days' advance notice.

MONEY MARKET FUNDS

MONEY MARKET FUNDS ARE SUBJECT TO FEDERAL REGULATIONS DESIGNED TO HELP MAINTAIN LIQUIDITY AND A STABLE SHARE PRICE. THE REGULATIONS SET STRICT STANDARDS FOR CREDIT QUALITY AND FOR MATURITY (397 DAYS OR LESS FOR INDIVIDUAL SECURITIES, 90 DAYS OR LESS ON AVERAGE FOR THE PORTFOLIO OVERALL).

THE REGULATIONS REQUIRE MONEY MARKET FUNDS TO LIMIT INVESTMENTS TO THE TOP TWO RATING CATEGORIES OF CREDIT QUALITY AND ANY UNRATED SECURITIES DETERMINED BY THE INVESTMENT MANAGER TO BE OF EQUIVALENT QUALITY.

TAX-EQUIVALENT YIELDS

TO MAKE ACCURATE COMPARISONS BETWEEN TAX-EXEMPT AND TAXABLE YIELDS, YOU SHOULD KNOW YOUR TAX SITUATION. ALTHOUGH THE YIELDS ON TAXABLE INVESTMENTS MAY BE HIGHER, TAX-EXEMPT INVESTMENTS MAY BE THE BETTER CHOICE ON AN AFTER-TAX BASIS.

MAIN RISKS

Most of the Fund's performance depends on credit quality and interest rates. Because the Fund emphasizes high credit quality, it could decide not to invest in higher yielding securities of lower credit quality. This may mean that its yield is lower than that available from certain other municipal money market funds.

When interest rates fall, the Fund's yields typically will fall as well. Over time, the Fund may produce lower returns than other bond or stock investments, and may not always keep pace with inflation.

Even among high-quality, short-term municipal securities, there is the risk that an issuer could go into default, which would affect the Fund's performance. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on securities owned by the Fund. Performance could also be affected by political or regulatory changes, whether local, regional, or national, and by developments concerning tax laws and tax-exempt securities.

To the extent that the Fund invests in "private activity bonds," its dividends may be a tax preference item for purposes of the federal alternative minimum tax. Those bonds are issued by or on behalf of public authorities to finance various privately operated facilities. A private activity bond generally is not backed by the credit of any governmental or public authority (or of the private user); instead, principal and interest on the bond are payable only from the facility financed thereby and the revenues it generates. Historically, these bonds have made up a significant portion of the Fund's holdings. Consult your tax adviser for more information.

The Fund is not an appropriate investment for tax-advantaged accounts, such as individual retirement accounts, and may not be beneficial for investors in low tax brackets.

OTHER RISKS

ALTHOUGH THE FUND HAS MAINTAINED A STABLE SHARE PRICE SINCE ITS INCEPTION AND INTENDS TO CONTINUE TO DO SO, THE SHARE PRICE COULD FLUCTUATE, MEANING THAT THERE IS A CHANCE THAT YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THIS FUND IS A MUTUAL FUND, NOT A BANK DEPOSIT, AND IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHEN THE FUND ANTICIPATES ADVERSE MARKET, ECONOMIC, POLITICAL OR OTHER CONDITIONS, IT MAY TEMPORARILY DEPART FROM ITS GOAL AND INVEST SUBSTANTIALLY IN HIGH-QUALITY, SHORT-TERM TAXABLE DEBT INSTRUMENTS. THIS STRATEGY COULD HELP THE FUND AVOID LOSSES BUT COULD PRODUCE INCOME THAT IS NOT TAX-EXEMPT AND MAY MEAN LOST OPPORTUNITIES.

PERFORMANCE

The charts below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*
------------------------
   Year           %
------------------------
   1996         2.80
------------------------
   1997         3.03
------------------------
   1998         2.86
------------------------
   1999         2.67
------------------------
   2000         3.52
------------------------
   2001         2.26
------------------------
   2002         0.87
------------------------
   2003         0.44
------------------------
   2004         0.61
------------------------
   2005         1.84
------------------------
Best quarter: Q4 `00, 0.94%Worst quarter: Q3 `03, 0.07%


AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/05*
-----------------------------------------------------
                        1 Year     5 Years     10 Years
-----------------------------------------------------
MUNICIPAL MONEY FUND    1.84         1.20        2.09
-----------------------------------------------------

*Returns would have been lower if Neuberger Berman Management Inc. had not reimbursed certain expenses during the periods shown.

PERFORMANCE MEASURES

THE INFORMATION ON THIS PAGE PROVIDES DIFFERENT MEASURES OF THE FUND'S TOTAL RETURN. TOTAL RETURN INCLUDES THE EFFECT OF DISTRIBUTIONS AS WELL AS CHANGES IN SHARE PRICE, IF ANY SHOULD OCCUR. THE FIGURES ASSUME THAT ALL DISTRIBUTIONS WERE REINVESTED IN THE FUND AND INCLUDE ALL FUND EXPENSES.

TO OBTAIN THE FUND'S CURRENT YIELD, CONTACT YOUR LEHMAN BROTHERS REPRESENTATIVE OR VISIT WWW.LEHMANAM.COM. THE CURRENT YIELD IS THE FUND'S NET INCOME OVER A RECENT SEVEN-DAY PERIOD EXPRESSED AS AN ANNUAL RATE OF RETURN. YOU CAN ALSO OBTAIN INFORMATION ON HOW THE FUND'S YIELDS COMPARE TO TAXABLE YIELDS AFTER TAXES ARE TAKEN INTO CONSIDERATION.

INVESTOR EXPENSES


The Fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

 FEE TABLE
---------------------------------------------------------------------
SHAREHOLDER FEES                                                 None
---------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (% of average net assets)
These are deducted from Fund assets, so you pay them indirectly

                         Management fees                         0.52
PLUS:                    Distribution (12b-1) fees               None
                         Other expenses                          0.08
---------------------------------------------------------------------
EQUALS:                  Total annual operating expenses         0.60
---------------------------------------------------------------------
MINUS:                   Expense Reimbursement                   0.01
---------------------------------------------------------------------
EQUALS:                  Net Expenses*                           0.59
---------------------------------------------------------------------
* NEUBERGER BERMAN MANAGEMENT INC. ("NBMI") HAS CONTRACTUALLY AGREED TO REIMBURSE CERTAIN EXPENSES OF THE FUND THROUGH 10/31/2009, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND ARE LIMITED TO 0.59% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED TO REPAY NBMI FOR EXPENSES REIMBURSED TO THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 0.59% OF ITS AVERAGE NET ASSETS. ANY SUCH REPAYMENT MUST BE MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NBMI INCURRED THE EXPENSE.

AT ITS DISCRETION, NBMI MAY ALSO VOLUNTARILY WAIVE CERTAIN EXPENSES OF THE FUND.

THE FIGURES IN THE TABLE ARE BASED ON LAST YEAR'S EXPENSES.

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table at left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                    1 Year      3 Years      5 Years     10 Years

      Expenses       $60          $189         $332        $747

INVESTMENT MANAGER

Neuberger Berman Management Inc. (the "Manager") is the Fund's investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund's investments and handling its day-to-day business. The Manager carries out its duties subject to policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund's investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $175 billion in total assets (as of 11/30/2005) and continue an asset management history that began in 1939. For the 12 months ended 10/31/2005, the management/administration fees paid to the Manager by the Fund were 0.52% of average net assets.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's annual report to shareholders dated October 31, 2005.

PORTFOLIO MANAGERS

Janet A. Fiorenza is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC and Lehman Brothers Asset Management LLC. Ms. Fiorenza has co-managed this Fund since July 2005. Prior to joining Neuberger Berman, Ms. Fiorenza managed funds for another adviser since 1988.

William J. Furrer is a Vice President of Neuberger Berman Management Inc. and a Senior Vice President of Neuberger Berman, LLC and Lehman Brothers Asset
Management LLC.  Mr. Furrer has co-managed this Fund since July 2005.   Prior to
joining Neuberger Berman, Mr. Furrer managed funds for another adviser since
1990.

Kelly M. Landron is a Vice President of Neuberger Berman Management Inc., Neuberger Berman, LLC and Lehman Brothers Asset Management LLC. Ms. Landron has co-managed this Fund since March 2000. Ms. Landron has been employed at Neuberger Berman since 1990 and has held positions in fixed income trading, analysis and portfolio management for Neuberger Berman.

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                     2001              2002        2003         2004           2005
----------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Data apply to a single share throughout each period indicated.  You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

       Share price (NAV) at beginning of period           0.9997            0.9998      0.9998       0.9998          0.9998

PLUS:  Income from investment operations

       Net investment income                              0.0269            0.0092      0.0050       0.0051          0.0158

       Net gains/losses - realized                        0.0001(2)         -           -            -               -

       Subtotal: income from investment operations        0.0270            0.0092      0.0050       0.0051          0.0158

MINUS: Distributions to shareholders

       Income dividends                                   0.0269            0.0092      0.0050       0.0051          0.0158

       Capital gain distributions                         -                 -           -            -               -

       Subtotal: distributions to shareholders            0.0269            0.0092      0.0050       0.0051          0.0158

EQUALS:Share price (NAV) at end of period                 0.9998            0.9998      0.9998       0.9998          0.9998
----------------------------------------------------------------------------------------------------------------------------
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.

Net expenses - actual                                       0.60              0.62        0.61         0.61            0.60

Expenses(1)                                                 0.61              0.62        0.61         0.61            0.60

Net investment income -actual                               2.60              0.92        0.50         0.51            1.62
----------------------------------------------------------------------------------------------------------------------------
OTHER DATA

Total return shows how an investment in the Fund would have performed over each period, assuming all distributions were reinvested.

Total return (%)                                            2.72              0.93        0.50         0.51            1.59

Net assets at end of period (in millions of dollars)       455.2             533.3       410.9        426.1           587.1
----------------------------------------------------------------------------------------------------------------------------
     All of the above figures have been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent shareholder report (see back cover).

    (1) Shows what this ratio would have been if there had been no expense offset arrangements.

    (2) The amount shown may not agree with aggregate gains and losses because of the timing of sales and repurchases of
        Fund shares.

YOUR INVESTMENT
ELIGIBLE ACCOUNTS

The Fund offers its Investor Class shares for purchase by investors directly and through investment providers. Investor Class shares are also available as cash sweep vehicles for certain institutional investors. The Investor Class has a minimum initial investment of $2,000.

The Investor Class shares are also available to other accounts managed by Lehman Brothers or its affiliates and other investment providers.

The fees and policies outlined in this prospectus are set by the Fund described in this prospectus and by Neuberger Berman Management Inc. ("NBMI"). However, you may receive information you will need for managing your investment from Lehman Brothers or from your investment provider. This includes information on how to buy and sell Investor Class shares, investor services, and additional policies.

In exchange for the services it offers, your investment provider may charge fees, which are generally in addition to those described in this prospectus.

MAINTAINING YOUR ACCOUNT

PURCHASING SHARES AS CASH SWEEP VEHICLES

The Fund offers its Investor Class shares as cash sweep vehicles for investment advisory, brokerage and other accounts managed or established at Lehman Brothers or its affiliates. Fund shares may be made available to other programs in the future. To open a sweep account, contact Lehman Brothers. All investments must be made in U.S. dollars.

The Fund is designed so that free credit cash balances held in an eligible account can be automatically invested in Fund shares. All such available cash balances of $2000 or more in an eligible account are automatically invested in the Fund on a daily basis. These amounts include proceeds of securities sold in your plan's account.

PURCHASING SHARES DIRECTLY OR THROUGH AN INVESTMENT PROVIDER

WHEN YOU BUY SHARES - Instructions for buying shares directly are under "Buying Shares." See "Investment Providers" if you are buying shares through Lehman Brothers or through an investment provider. Whenever you make an initial investment in the Fund or add to an existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through Lehman Brothers or through an investment provider should contact their investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

Every buy or sell order you place will be processed at the next share price to be calculated after your order has been accepted. Purchase orders are deemed "accepted" when the Fund's transfer agent has received your check or other payment for the shares. In addition, if you have established a systematic investment program ("SIP") with the Fund, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments to occur. Fund investors whose purchase orders are converted to "federal funds" before 3:00 p.m. will accrue a dividend the same day. Normally, for the Fund, dividends are first earned or accrued the day your purchase order is accepted.

WHEN YOU SELL SHARES - If you bought your shares directly, instructions for selling shares are under "Selling Shares." See "Investment Providers" if you want to sell shares you purchased through Lehman Brothers or through an investment provider. You can place an order to sell some or all of your shares at any time. Redemption orders are deemed "accepted" when the Fund's transfer agent receives your order to sell in good order. Fund investors whose order to sell shares is accepted before 3:00 p.m. will not receive dividends on the day of the sale.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see "Medallion Signature Guarantees"). These cases include:

      o    when selling more than $50,000 worth of shares
      o when you want the check for the proceeds to be made out to someone other than an owner of record, or sent somewhere other than the address of record
      o when you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

When selling shares in an account that you do not intend to close, remember to leave at least $2,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and send you the proceeds by mail.

The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when NBMI has determined that it is in the best interests of the Fund's shareholders as a whole.

UNCASHED CHECKS - We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

STATEMENTS AND CONFIRMATIONS - Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

WHEN YOU EXCHANGE SHARES - You can move money from one fund to the same class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

      o    both accounts must have the same registration
      o you will need to observe the minimum investment and minimum account balance requirements for the Fund accounts involved
      o because an exchange is a sale for tax purposes, consider any tax consequences before placing your order

The exchange privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders.

PLACING ORDERS BY TELEPHONE - Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

PROCEEDS FROM THE SALE OF SHARES*The proceeds from the shares you sell are generally sent out the same business day your sell order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

      o in unusual circumstances where the law allows additional time if needed
      o if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Fund does not issue certificates for shares.

OTHER POLICIES - Under certain circumstances, the Fund reserves the right to:

      o    suspend the offering of shares
      o    reject any exchange or purchase order
      o suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
      o    change, suspend, or revoke the exchange privilege
      o    suspend the telephone order privilege
      o satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
      o suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange ("Exchange") is restricted, or as otherwise permitted by the SEC
      o suspend or postpone your right to sell Fund shares, or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed
      o suspend or postpone your right to sell Fund shares, or postpone payments on redemptions for more than seven days, on days when the Exchange, Federal Reserve Wire System ("Federal Reserve") or the bond market closes early (e.g. on the eve of a major holiday or because of a local emergency, such as a blizzard)
      o postpone payments for redemption requests received after 3:00 p.m. Eastern time until the next business day, which would mean that your redemption proceeds would not be available to you on the day you placed your redemption order
      o change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
      o take orders to purchase or sell Fund shares when the Exchange is closed.

SIGNATURE GUARANTEES

YOU MAY NEED A MEDALLION SIGNATURE GUARANTEE WHEN YOU PURCHASE SHARES DIRECTLY OR FROM AN INVESTMENT PROVIDER. A MEDALLION SIGNATURE GUARANTEE IS A GUARANTEE THAT YOUR SIGNATURE IS AUTHENTIC.

MOST BANKS, BROKERS, AND OTHER FINANCIAL INSTITUTIONS CAN PROVIDE YOU WITH ONE. SOME MAY CHARGE A FEE; OTHERS MAY NOT, PARTICULARLY IF YOU ARE A CUSTOMER OF THEIRS.

MEDALLION SIGNATURE GUARANTEES ARE REQUIRED FOR A VARIETY OF TRANSACTIONS INCLUDING REQUESTS FOR CHANGES TO YOUR ACCOUNT, EXCHANGE PRIVILEGES OR INSTRUCTIONS FOR DISTRIBUTION OF PROCEEDS. WE RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE ON ANY TRANSACTION AT OUR DISCRETION.

A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT A MEDALLION SIGNATURE
GUARANTEE.

INVESTMENT PROVIDERS

THE INVESTOR CLASS SHARES OF THE FUND AVAILABLE IN THIS PROSPECTUS MAY ALSO BE PURCHASED THROUGH CERTAIN INVESTMENT PROVIDERS SUCH AS BANKS, BROKERAGE FIRMS AND FINANCIAL ADVISERS.

THE FEES AND POLICIES OUTLINED IN THIS PROSPECTUS ARE SET BY THE FUND AND BY NBMI. HOWEVER, IF YOU USE AN INVESTMENT PROVIDER, MOST OF THE INFORMATION YOU WILL NEED FOR MANAGING YOUR INVESTMENT WILL COME FROM THAT PROVIDER. THIS INCLUDES INFORMATION ON HOW TO BUY AND SELL SHARES, INVESTOR SERVICES, AND ADDITIONAL POLICIES.

IF YOU USE AN INVESTMENT PROVIDER, YOU MUST CONTACT THAT PROVIDER TO BUY OR SELL SHARES OF THE FUND DESCRIBED IN THIS PROSPECTUS.

MOST INVESTMENT PROVIDERS ALLOW YOU TO TAKE ADVANTAGE OF THE FUND EXCHANGE PROGRAM, WHICH IS DESIGNED FOR MOVING MONEY FROM ONE FUND TO THE SAME CLASS OF ANOTHER FUND IN THE FUND FAMILY THROUGH AN EXCHANGE OF SHARES. SEE "WHEN YOU EXCHANGE SHARES" FOR MORE INFORMATION.

INFORMATION REQUIRED FROM NEW ACCOUNTS

TO HELP THE U.S. GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY, AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

WHEN YOU OPEN AN ACCOUNT, WE (WHICH MAY INCLUDE YOUR INVESTMENT PROVIDER ACTING ON OUR BEHALF) WILL REQUIRE YOUR NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER. WE MAY ALSO REQUIRE OTHER IDENTIFYING DOCUMENTS. IF WE CANNOT VERIFY THE INFORMATION YOU SUPPLY TO US OR IF IT IS INCOMPLETE, WE MAY BE REQUIRED TO RETURN YOUR FUNDS OR REDEEM YOUR ACCOUNT.

MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions in Fund shares ("market-timing activities") can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Fund's trustees have adopted market-timing policies and have approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be "timing the market" or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege or suspend the telephone order privilege.

Neuberger Berman Management Inc. applies the Fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes an effort to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

PORTFOLIO HOLDINGS POLICY

A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through Lehman Brothers or an investment provider should contact them for instructions.

BUYING SHARES
------------------------------------------------------------------------------------------------------
METHOD          THINGS TO KNOW                                  INSTRUCTIONS
------------------------------------------------------------------------------------------------------
SENDING US A    Your first investment must be at least          Fill out the application and enclose
CHECK           $2,000                                          your check

                Additional investments can be as                If regular first-class mail, send to:
                little as $100
                                                                        Lehman Brothers Funds
                We cannot accept cash, money orders,                    Boston Service Center
                starter checks, cashier's checks,                       P.O. Box 8403
                travelers checks, or other cash                         Boston, MA 02266-8403
                equivalents
                                                                If express delivery, registered mail,
                You will be responsible for any losses          or certified mail, send to:
                or fees resulting from a bad check; if
                necessary, we may sell other shares                     Lehman Brothers Funds
                belonging to you in order to cover these                c/o State Street Bank and Trust
                losses                                                    Company
                                                                        66 Brooks Drive
                All checks must be made out to "Lehman                  Braintree, MA 02184-3839
                Brothers Funds"; we cannot accept checks
                made out to you or other parties and signed
                over to us
------------------------------------------------------------------------------------------------------
WIRING MONEY    A wire for a first investment must be           Before wiring any money, call 888-556-9030
                for at least $2,000                             for an order confirmation

                Wires for additional investments must           Have your financial institution
                be for at least $1,000                          send your wire to State Street Bank
                                                                and Trust Company

                                                                Include your name, the fund name,
                                                                your account number and other
                                                                information as requested
------------------------------------------------------------------------------------------------------
EXCHANGING      An exchange for a first investment              Call 888-556-9030 to place your order
FROM ANOTHER    must be for at least $2,000;
FUND            additional investments must be for at
                least $1,000

                Both accounts involved must be
                registered in the same name, address
                and tax ID number

                An exchange order cannot be cancelled
                or changed once it has been placed
------------------------------------------------------------------------------------------------------
BY TELEPHONE    We do not accept phone orders for a             Call 888-556-9030 to notify us of
                first investment                                your purchase

                Additional investments must be for at           Immediately follow up with a wire or
                least $1,000                                    electronic transfer

                Additional shares will be purchased
                when your order is accepted
------------------------------------------------------------------------------------------------------
SETTING UP      All investments must be at least $100           Call 888-556-9030 for instructions
SYSTEMATIC
INVESTMENTS
------------------------------------------------------------------------------------------------------

SELLING SHARES
------------------------------------------------------------------------------------------------------
METHOD          THINGS TO KNOW                                  INSTRUCTIONS
------------------------------------------------------------------------------------------------------
SENDING US A    Unless you instruct us otherwise, we            Send us a letter requesting us to
LETTER          will mail your proceeds by check to             sell shares signed by all registered
                the address of record, payable to the           owners; include your name, account
                registered owner(s)                             number, the fund name, the dollar
                                                                amount or number of shares you want
                If you have designated a bank account           to sell, and any other instructions
                on your application, you can request that
                we wire the proceeds to this account;           If regular first-class mail, send to:
                if the total balance in all of your Lehman
                Brothers fund accounts is less than $200,000,   Lehman Brothers Funds
                you will be charged an $8.00 wire fee           Boston Service Center
                                                                P.O. Box 8403
                                                                Boston, MA 02266-8403
                You can also request that we send the
                proceeds to your designated bank                If express delivery, registered mail,
                account by electronic transfer (ACH)            or certified mail, send to:
                without fee
                                                                Lehman Brothers Funds
                You may need a Medallion signature              c/o State Street Bank and Trust
                guarantee                                       Company
                                                                66 Brooks Drive
                Please also supply us with your e-mail          Braintree, MA 02184-3839
                address and daytime telephone number when
                you write to us in the event we need to
                reach you
------------------------------------------------------------------------------------------------------
SENDING US A    For amounts of up to $50,000                    Write a request to sell shares as
FAX                                                             described above
                Not available if you have changed the
                address on the account in the past 15           Call 888-556-9030 to obtain the
                days                                            appropriate fax number
------------------------------------------------------------------------------------------------------
CALLING IN      All phone orders to sell shares must            Call 888-556-9030 to place your order
YOUR ORDER      be for at least $1,000 unless you are
                closing out an account                          Give your name, account number, the
                                                                fund name, the dollar amount or
                Not available if you have declined the          number of shares you want to sell,
                phone option or are selling shares in           and any other instructions
                certain retirement accounts (The only
                exception is for those retirement
                shareholders who are at least 59 1/2 or
                older and have their birthdates on file)

                Not available if you have changed the
                address on the account in the past 15
                days
------------------------------------------------------------------------------------------------------
EXCHANGING      All exchanges must be for at least              Call 888-556-9030 to place your order
INTO ANOTHER    $1,000
FUND
                Both accounts must be registered in
                the same name, address and tax ID
                number

                An exchange order cannot be cancelled
                or changed once it has been placed
------------------------------------------------------------------------------------------------------
SETTING UP      For accounts with at least $5,000               Call 888-556-9030 for instructions
SYSTEMATIC      worth of shares in them
WITHDRAWALS
                Withdrawals must be at least $100
------------------------------------------------------------------------------------------------------
BY CHECK        Withdrawals must be for at least $250

                Cannot include dividends accrued but
                not yet posted to your account
------------------------------------------------------------------------------------------------------

SHARE PRICES

Because Investor Class shares of this Fund do not have sales charges, the price you pay for each share of the Fund is the net asset value per share. Similarly, because there are no fees for selling shares, the Fund pays you the full share price when you sell shares. Remember that your investment provider may charge fees for its investment management services.

The Fund is open for business every day that both the Exchange and the Federal Reserve are open. The Exchange and the Federal Reserve are closed on all national holidays; the Exchange is also closed on Good Friday, and the Federal Reserve is closed on Columbus Day and Veterans Day. Fund shares will not be priced on those days and any other day the Exchange or Federal Reserve is closed. On days when the financial markets or bond markets close early, such as the day after Thanksgiving and Christmas Eve, all orders must be received by 1:00 p.m. Eastern time in order to be processed that day. Because fixed income securities trade in markets outside the Exchange, the Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on the Neuberger Berman website, www.nb.com.

In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted (see "Maintaining Your Account" for instructions on placing orders). We cannot accept your purchase order until payment has been received. The Fund calculates its share price as of 3:00 p.m. on business days. If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day.

SHARE PRICE CALCULATIONS

THE PRICE OF INVESTOR CLASS SHARES OF THE FUND IS THE TOTAL VALUE OF THE FUND'S ASSETS ATTRIBUTABLE TO THE INVESTOR CLASS SHARES MINUS THE LIABILITIES ATTRIBUTABLE TO THAT CLASS, DIVIDED BY THE TOTAL NUMBER OF INVESTOR CLASS SHARES OUTSTANDING. THE FUND DOES NOT ANTICIPATE THAT ITS SHARE PRICE WILL FLUCTUATE.

WHEN VALUING PORTFOLIO SECURITIES, THE FUND USES A CONSTANT AMORTIZATION METHOD.

PRIVILEGES AND SERVICES

Investors buying or selling shares through Lehman Brothers or an investment provider should contact them for instructions on any services.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS - The Fund pays out to shareholders net investment income and net realized capital gains, if any. Ordinarily, the Fund declares income dividends (which may include net short-term capital gain, if any) daily and pays them monthly. The Fund does not anticipate making any future distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss).

Unless you designate otherwise, your income dividends from the Fund will be reinvested in additional shares of the distributing class of the Fund. However, if you prefer you will receive all distributions in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in shares of the same class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must advise it whether you wish these distributions to be reinvested in the Fund or paid in cash.

HOW DISTRIBUTIONS ARE TAXED - The part of the Fund's income distributions that is designated as "exempt-interest dividends" (essentially, the part of the Fund's distributions equal to the excess of its excludable interest over certain amounts disallowed as deductions) will be excludable from its shareholders' gross income for federal income tax purposes. Accordingly, shares of the Fund are not appropriate investments for tax-advantaged retirement plans and accounts and other tax-exempt investors.

Distributions other than exempt-interest dividends generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31.

Distributions of income (other than exempt-interest dividends) and net short-term capital gain are generally taxed as ordinary income. It is not expected that any of the Fund's distributions will be attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations), which is subject to a 15% maximum federal income tax rate for individual shareholders.

In general, income dividends from the Fund generally is free from federal income tax. However, any exempt-interest dividend that a corporate shareholder receives will be included in "adjusted current earnings" for purposes of the federal alternative minimum tax, and part of the Fund's income dividends may be a tax preference item for purposes of the federal alternative minimum tax. The Fund may invest in securities or use techniques that produce taxable income; your statement will identify any income of this type.

HOW SHARE TRANSACTIONS ARE TAXED - Shareholders that sell shares of the Fund will not realize a taxable gain or loss as long as the Fund maintains a share price of $1.00.

TAXES AND YOU

THE TAXES YOU ACTUALLY OWE ON FUND DISTRIBUTIONS AND SHARE TRANSACTIONS, IF ANY, CAN VARY WITH MANY FACTORS, SUCH AS YOUR MARGINAL TAX BRACKET, HOW LONG YOU HELD YOUR SHARES AND WHETHER YOU OWE ALTERNATIVE MINIMUM TAX.

MOST IMPORTANTLY, CONSULT YOUR TAX PROFESSIONAL. EVERYONE'S TAX SITUATION IS DIFFERENT, AND YOUR PROFESSIONAL SHOULD BE ABLE TO HELP YOU ANSWER ANY QUESTIONS YOU MAY HAVE.

FUND STRUCTURE

The Fund uses a "multiple class" structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Investor Class shares of the Fund.

NEUBERGER BERMAN INCOME FUNDS
INVESTOR CLASS SHARES

No load, sales charges or 12b-1 fees

If you would like further details on this Fund you can request a free copy of the following documents:

SHAREHOLDER REPORTS - Published twice a year, the shareholder reports offer information about the Fund's recent performance, including:

      o a discussion by the portfolio managers about strategies and market conditions
      o    Fund performance data and financial statements
      o    portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI contains more comprehensive information on this Fund, including:

      o    various types of securities and practices, and their risks
      o    investment limitations and additional policies
      o    information about the Fund's management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.

Sub-adviser: NEUBERGER BERMAN, LLC

OBTAINING INFORMATION

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180

Institutional Support Services: 888-556-9030
Web site: www.lehmanam.com

YOU CAN ALSO REQUEST COPIES OF THIS INFORMATION FROM THE SEC FOR THE COST OF A DUPLICATING FEE BY SENDING AN E-MAIL REQUEST TO PUBLICINFO@SEC.GOV OR BY WRITING TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON D.C. 20549-0102. THEY ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

YOU MAY ALSO VIEW AND COPY THE DOCUMENTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON. CALL 202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM.

SEC file number 811-3802
F0465 2/06